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                                                                    EXHIBIT 21.1

                         Subsidiaries of Hydril Company
             Percentage of Voting Securities Owned by Hydril Company

Hydril General LLC (Delaware)                                                  100%
         Hydril Company LP (Delaware)                                            1%

Hydril Limited LLC LP (Delaware)                                               100%
         Hydril Company LP LP (Delaware)                                        99%

Hydril Acquisition Sub, Inc. LP (Delaware)                                     100%
         3084408 Nova Scotia Company                                           100%
                  RF Ironworks Limited Partnership                           (1)99%
                  Hydril Canadian Company Limited Partnership              (4)99.9%
                  3078778 Nova Scotia Company                                  100%
                  3083489 Nova Scotia Company                                  100%

Hydril S.A. (Switzerland)                                                    (2)53%

Hydril U.K. Ltd. (England, U.K.)                                               100%
         Rototec Ltd. (Scotland, U.K.)                                         100%

Hydril Private Ltd. (Republic of Singapore)                                    100%
         Technical Drilling & Production Services Nigeria, Ltd. (Nigeria)       60%
         P.T. Hydril Indonesia                                               (3)99%

Hydril S.A. de C.V. (Mexico)                                                   100%

Bettis de Mexico S.A. de C.V. (Mexico)                                         100%

SubSea MudLift Drilling Company, LLC (Delaware)                                100%



(1) 3078778 Nova Scotia Company owns the remaining 1% equity interest in RF Ironworks Limited Partnership.

(2) Hydril Private Ltd. owns the remaining 47% equity interest in Hydril S.A.

(3) Hydril Company owns the remaining 1%.

(4) 3083489 Nova Scotia Company owns the remaining 0.1% equity interest in Hydril Canadian Company Limited Partnership.